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                                                                   Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Amendment No. 1 to Form 10-K of iManage, Inc. of our report dated January 18, 2002 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K as amended.



/s/ PriceWaterhouseCoopers LLP

San Jose, California
April 30, 2002